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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 (No. 333-55831) and in the Registration Statements on Form S-8 (Nos. 333-10429 and 333-48143) of Westaff, Inc. of our report dated January 22, 1999, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

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
/s/ PRICEWATERHOUSECOOPERS LLP
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San Francisco, California
January 23, 2001
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